SECURITIES AND EXCHANGE COMMISSION
         Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: (Date of Earliest Event Reported):    January 12, 2004
                                                                                           (January 9, 2004)

CRIIMI MAE INC.
        (Exact name of registrant as specified in its charter)

                Maryland                                          1-10360                                          52-1622022
      (State or other jurisdiction                    Commission                               (I.R.S. Employer
               of incorporation)                            File Number)                                Identification No.)

11200 Rockville Pike
Rockville, Maryland 20852
        (Address of principal executive offices, including zip code, of Registrant)
(301) 816-2300
        (Registrant’s telephone number, including area code)

Item 5.   Other Events

        Attached as an exhibit to this Current Report on Form 8-K is a press release issued by CRIIMI MAE Inc. (the "Company") on January 9, 2004 announcing the resignation of Donald J. MacKinnon as Director of the Company effective January 6, 2004.

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits

        The following exhibit is filed as a part of this Current Report on Form 8-K:

(c)   Exhibit

99.1    Press Release issued by CRIIMI MAE Inc. on January 9, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           CRIIMI MAE Inc.

Dated: January 12, 2004                               /s/Mark Libera                                                                                                                                                                                  Vice President and Acting General Counsel

EXHIBIT INDEX

Exhibit No. Description

-------------------------------------------------------------------

*99.1      Press Release dated January 9, 2004

*Filed herewith